Exhibit 99.1

Contacts:
Deborah McBride (Media)	Kathy Guinnessey (Investors/Analysts)
mcbrided@dnb.com	Kathy.Guinnessey@dnb.com
973.921.5714	973.921.5892

Dun & Bradstreet Announces Second Quarter 2015 Results;
Reaffirms Guidance and Declares Quarterly Dividend

Short Hills, N.J. - August 5, 2015 - Dun & Bradstreet (NYSE: DNB), the global leader in commercial information growing the most valuable relationships in business through data, today reported results for the second quarter ended June 30, 2015.
"As I laid out at our Investor Day in mid-June, we continue to feel great about the market opportunity in front of us and how we are positioning ourselves to win. We are seeing positive traction in key areas of our strategy and are confident in our outlook for the year,” said Bob Carrigan, President & CEO of Dun & Bradstreet. "The launch of our Emerging Businesses Division is off to a good start as is the integration of NetProspex, and we remain focused on execution to deliver long-term sustainable growth."

Second Quarter 2015 Highlights

•
As Adjusted revenue up 6% year over year, before the effect of foreign exchange (up 4% after the effect of foreign exchange); and GAAP revenue up 5% year over year, before the effect of foreign exchange (up 2% after the effect of foreign exchange);

•
As Adjusted operating income of $80.2 million, down 10% year over year due to the timing of investment spending; GAAP operating income of $58.2 million, down 30% year over year; GAAP results were negatively impacted by the timing of investment spending and acquisition-related expenses;

•
As Adjusted diluted earnings per share were $1.25, down 11% from $1.41 in the second quarter 2014; GAAP diluted earnings per share were a loss of $0.22, down from $1.35 in the second quarter 2014. GAAP results include a loss of $38.2 million related to the divestiture of Australia and New Zealand in addition to acquisition-related expenses; and

•
Free cash flow for the first six months of 2015 was $183.0 million, compared to $197.9 million for the first six months of 2014; net cash provided by operating activities for the first six months of 2015 was $212.4 million, compared to $216.2 million for the first six months of 2014.

Financial results for the second quarter of 2015 and all prior periods for our divested Australia and New Zealand operations are now classified as Discontinued Operations in our GAAP results and are excluded from our As Adjusted results.

See attached Schedules 3, 4, 5, 6, and 7 for additional detail.

Schedule 6 provides a reconciliation to GAAP, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

Deferred revenue for the Company as of June 30, 2015 was $599.7 million, up 7%; Americas was $507.0 million, up 12% and Non-Americas was $92.7 million, down 16%. After adjusting for the effect of foreign exchange and the acquisitions of NetProspex and Dun & Bradstreet Credibility Corp., total Company deferred revenue was down 1% compared to last year, Americas was slightly up, and Non-Americas was down 7%. Committed sales through Alliance partners would have added one point of growth to total Company deferred revenue and two points to Americas deferred revenue.

Second Quarter 2015 Segment Results

Americas

•
As Adjusted revenue of $309.1 million, up 8% year over year before the effect of foreign exchange (up 7% after the effect of foreign exchange); GAAP revenue of $302.9 million, up 6% year over year before the effect of foreign exchange (up 5% after the effect of foreign exchange);

•
As Adjusted operating income of $77.7 million, down 5% year over year, as expected due to the timing of investments. On a GAAP basis, operating income was $67.2 million, down 17% year over year. GAAP results were negatively impacted by the timing of investments and acquisition-related expenses.

Non-Americas

•	As Adjusted and GAAP revenue were $72.5 million, flat year over year before the effect of foreign exchange (down 10% after the effect of the foreign exchange);

•	As Adjusted and GAAP operating income were $18.7 million. As Adjusted operating income was down 17% year over year, GAAP operating income was down 16% year over year.

See Attached Schedules 3, 4, 6 and 7 for additional detail.

Declares Quarterly Dividend

Dun & Bradstreet announced today that its Board of Directors has declared a quarterly cash dividend of $0.4625 per share. This quarterly cash dividend is payable on September 11, 2015 to shareholders of record at the close of business on August 26, 2015.

Full Year 2015 Guidance

Dun & Bradstreet today reaffirmed its financial guidance for the full year 2015:

•	As Adjusted revenue growth 6% to 9%, before the effect of foreign exchange;

•	As Adjusted operating income of flat to 4%;

•	As Adjusted diluted EPS of (3%) to 1%; and

•	Free cash flow of $255 million to $285 million, which excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations.

Dun & Bradstreet does not provide guidance on a GAAP basis because Dun & Bradstreet is unable to predict, with reasonable certainty, the future movement of foreign exchange rates or the future impact of: (i) non-core gains and charges, (ii) acquisition and divestiture-related fees; and (iii) purchase accounting fair value adjustments to deferred revenue. These items are uncertain and will depend on several factors, including industry conditions, and could be material to Dun & Bradstreet's results computed in accordance with GAAP.

Use of Non-GAAP Financial Measures

Effective January 1, 2015, in addition to reporting GAAP results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” results refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our "As Adjusted" basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our “As Adjusted” results exclude the results of Discontinued Operations. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved.

Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We also monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, stock repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of product investments.

We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors. Non-GAAP results are presented only as a supplement to the financial statements presented in accordance with GAAP. The non-GAAP financial information is provided to enhance the reader’s understanding of our underlying financial performance. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of revenue, operating income, operating margin, net income, diluted EPS or net cash provided by operating activities as determined in accordance with GAAP.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented and defined in Schedule 6 attached to this press release.

Second Quarter 2015 Teleconference

As previously announced, Dun & Bradstreet will review its second quarter 2015 results in a conference call with the investment community on Thursday, August 6, 2015, at 8 a.m. ET. Live audio, as well as a replay of the conference call, and the Company's 2015 Investor Day presentation, will be accessible on Dun & Bradstreet's Investor Relations Web site at http://investor.dnb.com.

**************

About Dun & Bradstreet® (D&B)

Dun & Bradstreet (NYSE: DNB) grows the most valuable relationships in business. By uncovering truth and meaning from data, we connect customers with the prospects, suppliers, clients and partners that matter most, and have since 1841. Nearly ninety percent of the Fortune 500, and companies of every size around the world, rely on our data, insights and analytics. For more about Dun & Bradstreet, visit DNB.com.

Forward-Looking and Cautionary Statements
We may from time-to-time make written or oral “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements contained in filings with the Securities and Exchange Commission, in reports to shareholders and in press releases and investor Web casts. These forward-looking statements include, without limitation, any statements related to financial guidance or strategic goals. These forward-looking statements can also be identified by the use of words like “anticipates,” “aspirations,” “believes,” “commits,” “continues,” “estimates,” “expects,” “goals,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “targets,” “will” and other words of similar meaning. They can also be identified by the fact that they do not relate strictly to historical or current facts.
We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements and whether to invest in, or remain invested in, our securities.
In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are identifying the following important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by us; any such statement is qualified by reference to the following cautionary factors: (i) reliance on third parties to support critical components of our business model; (ii) our ability to protect our information technology infrastructure against cyber attack and unauthorized access; (iii) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (iv) customer demand for our products; (v) the successful implementation of our business strategy; (vi) the integrity and security of our global database and data centers; (vii) our ability to maintain the integrity of our brand and reputation and to successfully achieve our plan to modernize our Dun & Bradstreet brand; (viii) our ability to renew large contracts and the related revenue recognition and timing thereof; (ix) the impact of macro-economic challenges on our customers and vendors; (x) future laws or regulations with respect to the collection, compilation, storage, use and/or publication of information and adverse publicity or litigation concerning the commercial use of such information; (xi) our ability to acquire and successfully integrate other businesses, products and technologies; (xii) adherence by third-party members of our D&B Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xiii) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border and/or publish data; and (xiv) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in this Quarterly Report on Form 10-Q, our Annual Report on Form 10-K, our other Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission.

It should be understood that it is not possible to predict or identify all risk factors. Consequently, the above list of important factors and the Risk Factors discussed in Item 1A. of our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q should not be considered to be a complete discussion of all of our potential trends, risks and uncertainties. Except as otherwise required by federal securities laws, we do not undertake any obligation to update any forward-looking statement we may make from time-to-time.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-to-Date		AFX	Foreign	BFX
	June 30,		% Change	Exchange	% Change	June 30,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2015	2014	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2015	2014	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$302.9	$287.5	5%	(0.5)%	6%	$583.8	$569.4	3%	(0.5)%	3%
Non-Americas	72.5	80.5	(10)%	(9.6)%	0%	147.8	158.7	(7)%	(8.3)%	1%

Core Revenue (2)	$375.4	$368.0	2%	(2.6)%	5%	$731.6	$728.1	0%	(2.2)%	3%

Divested and Other Business (3)	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Revenue (2)	$375.4	$368.0	2%	(2.6)%	5%	$731.6	$728.2	0%	(2.2)%	3%

Operating Income (Loss):

Americas (4)	$67.2	$81.5	(17)%			$135.1	$161.2	(16)%
Non-Americas (5)	18.7	22.4	(16)%			40.6	41.0	(1)%

Corporate and Other (6)	(27.7)	(20.8)	(33)%			(52.4)	(39.4)	(33)%

Total Operating Income (7)	58.2	83.1	(30)%			123.3	162.8	(24)%

Interest Income	0.4	0.4	(8)%			0.8	0.7	2%
Interest Expense	(11.8)	(10.8)	(10)%			(23.2)	(21.4)	(9)%
Other Income (Expense) - Net (8)	(1.5)	(0.3)	N/M			1.8	(21.7)	N/M

Non-Operating Income (Expense) - Net	(12.9)	(10.7)	(21)%			(20.6)	(42.4)	51%

Income Before Provision for Income Taxes	45.3	72.4	(37)%			102.7	120.4	(15)%

Less: Provision for Income Taxes	15.7	24.8	37%			33.4	(10.1)	N/M
Equity in Net Income (Loss) of Affiliates	1.3	1.1	9%			2.0	1.6	22%

Net Income From Continuing Operations	30.9	48.7	(37)%			71.3	132.1	(46)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(1.3)	(1.0)	(26)%			(2.2)	(1.7)	(27)%

Net Income From Continuing Operations Attributable to Dun & Bradstreet	29.6	47.7	(38)%			69.1	130.4	(47)%

Income from Discontinued Operations, Net of Income Taxes	0.7	2.2	(71%)			2.2	4.8	(55)%

Loss on Disposal of Business, Net of Tax Impact	(38.2)	—	N/M	(38.2)	—	N/M

Income (Loss) from Discontinued Operations, Net of Income Taxes	(37.5)	2.2	N/M	(36.0)	4.8	N/M

Net Income Attributable to Dun & Bradstreet (9)	$(7.9)	$49.9	N/M	$33.1	$135.2	(76)%

Basic Earnings (Loss) Per Share:
From Continuing Operations	$0.82	$1.30	(37)%	$1.92	$3.52	(45)%
From Discontinued Operations	$(1.04)	$0.06	N/M	(1.00)	0.13	N/M

Basic Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$(0.22)	$1.36	N/M	$0.92	$3.65	(75)%

Diluted Earnings (Loss) Per Share:
From Continuing Operations	$0.81	$1.29	(37)%	$1.90	$3.49	(46)%
From Discontinued Operations	(1.03)	0.06	N/M	(0.99)	0.13	N/M

Diluted Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (10)	$(0.22)	$1.35	N/M	$0.91	$3.62	(75)%

Weighted Average Number of Shares Outstanding:
Basic	36.1	36.7	2%	36.0	37.0	3%
Diluted	36.4	36.9	1%	36.4	37.3	2%

Operating Margins (Calculated on Total Revenue)

Americas	22.2%	28.3%		23.1%	28.3%
Non-Americas	25.9%	27.9%		27.5%	25.8%
Total Company	15.5%	22.6%		16.9%	22.4%

Effective Tax Rate	34.6%	34.3%		32.6%	(8.3)%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 6 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Consolidated Statement of Operations (unaudited) - As Adjusted

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-to-Date		AFX	Foreign	BFX
	June 30,		% Change	Exchange	% Change	June 30,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2015	2014	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2015	2014	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$309.1	$287.5	7%	(0.5)%	8%	$590.6	$569.4	4%	(0.5)%	4%
Non-Americas	72.5	80.5	(10)%	(9.6)%	0%	147.8	158.7	(7)%	(8.3)%	1%

Core Revenue (2)	$381.6	$368.0	4%	(2.6)%	6%	$738.4	$728.1	1%	(2.2)%	4%

Divested and Other Business (3)	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Revenue (2)	$381.6	$368.0	4%	(2.6)%	6%	$738.4	$728.2	1%	(2.2)%	4%

Operating Income (Loss):

Americas (4)	$77.7	$81.5	(5)%			$148.7	$161.2	(8)%
Non-Americas (5)	18.7	22.5	(17)%			40.6	41.1	(1)%

Corporate and Other (6)	(16.2)	(14.6)	(11)%			(32.4)	(28.0)	(16)%

Total Operating Income (7)	80.2	89.4	(10)%			156.9	174.3	(10)%

Interest Income	0.4	0.4	(8)%			0.8	0.7	2%
Interest Expense	(11.8)	(10.8)	(10)%			(23.2)	(21.4)	(9)%
Other Income (Expense) - Net (8)	(1.6)	(0.4)	N/M			1.7	(0.2)	N/M

Non-Operating Income (Expense) - Net	(13.0)	(10.8)	(21)%			(20.7)	(20.9)	1%

Income Before Provision for Income Taxes	67.2	78.6	(15)%			136.2	153.4	(11)%

Less: Provision for Income Taxes	21.9	26.5	18%			43.8	45.5	4%
Equity in Net Income (Loss) of Affiliates	1.3	1.1	9%			2.0	1.6	22%

Net Income	46.6	53.2	(12)%			94.4	109.5	(14)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(1.3)	(1.0)	(26)%			(2.2)	(1.7)	(27)%

Net Income Attributable to Dun & Bradstreet (9)	$45.3	$52.2	(13)%			$92.2	$107.8	(14)%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$1.26	$1.42	(11)%			$2.56	$2.91	(12)%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (10)	$1.25	$1.41	(11)%	$2.53	$2.89	(12)%

Weighted Average Number of Shares Outstanding:
Basic	36.1	36.7	2%	36.0	37.0	3%
Diluted	36.4	36.9	1%	36.4	37.3	2%

Operating Margins (Calculated on Total Revenue)

Americas	25.1%	28.3%		25.2%	28.3%
Non-Americas	25.9%	28.0%		27.5%	25.9%
Total Company	21.0%	24.3%		21.2%	23.9%

Effective Tax Rate	32.5%	33.9%		32.2%	29.7%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 6 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of		Year-to-Date			Effects of
	June 30,		AFX	Foreign	BFX	June 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$130.3	$134.7	(3)%	(0.7)%	(3)%	$261.5	$271.1	(4)%	(0.7)%	(3)%
Other Enterprise Risk Management	44.1	31.6	40%	(0.9)%	40%	73.3	61.2	20%	(0.7)%	20%
Core Americas Risk Management Solutions	174.4	166.3	5%	(0.7)%	6%	334.8	332.3	1%	(0.7)%	1%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$34.0	$34.0	0%	(0.3)%	0%	$65.7	$67.5	(3)%	(0.3)%	(2)%
Advanced Marketing Solutions	94.5	87.2	8%	(0.2)%	9%	183.3	169.6	8%	(0.2)%	8%
Core Americas Sales and Marketing Solutions	128.5	121.2	6%	(0.2)%	6%	249.0	237.1	5%	(0.2)%	5%

Core Americas Revenue	302.9	287.5	5%	(0.5)%	6%	583.8	569.4	3%	(0.5)%	3%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	—	N/M	N/M	N/M

Total Americas Revenue	$302.9	$287.5	5%	(0.5)%	6%	$583.8	$569.4	3%	(0.5)%	3%

Non-Americas:
Risk Management Solutions
Trade Credit	$44.1	$51.5	(14)%	(10.1)%	(4)%	$89.5	$100.4	(11)%	(8.8)%	(2)%
Other Enterprise Risk Management	15.1	14.7	2%	(8.2)%	10%	30.2	28.9	5%	(7.1)%	12%
Core Non-Americas Risk Management Solutions	59.2	66.2	(11)%	(9.7)%	(1)%	119.7	129.3	(7)%	(8.4)%	1%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$4.3	$4.6	(6)%	(3.2)%	(2)%	$8.3	$9.1	(9)%	(2.9)%	(6)%
Advanced Marketing Solutions	9.0	9.7	(8)%	(11.8)%	4%	19.8	20.3	(3)%	(9.6)%	7%
Core Non-Americas Sales and Marketing Solutions	13.3	14.3	(7)%	(9.0)%	2%	28.1	29.4	(5)%	(7.5)%	3%

Core Non-Americas Revenue	72.5	80.5	(10)%	(9.6)%	0%	147.8	158.7	(7)%	(8.3)%	1%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Non-Americas Revenue	$72.5	$80.5	(10)%	(9.6)%	0%	$147.8	$158.8	(7)%	(8.3)%	1%

Total Corporation:
Risk Management Solutions
Trade Credit	$174.4	$186.2	(6)%	(3.4)%	(3)%	$351.0	$371.5	(6)%	(2.9)%	(3)%
Other Enterprise Risk Management	59.2	46.3	28%	(3.6)%	31%	103.5	90.1	15%	(2.8)%	18%
Core Risk Management Solutions	233.6	232.5	0%	(3.4)%	4%	454.5	461.6	(2)%	(2.8)%	1%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$38.3	$38.6	(1)%	(0.7)%	0%	$74.0	$76.6	(3)%	(0.6)%	(3)%

Advanced Marketing Solutions	103.5	96.9	7%	(1.4)%	8%	203.1	189.9	7%	(1.2)%	8%
Core Sales and Marketing Solutions	141.8	135.5	5%	(1.2)%	6%	277.1	266.5	4%	(1.1)%	5%

Core Revenue	375.4	368.0	2%	(2.6)%	5%	731.6	728.1	0%	(2.2)%	3%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Corporation Revenue	$375.4	$368.0	2%	(2.6)%	5%	$731.6	$728.2	0%	(2.2)%	3%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of		Year-to-Date			Effects of
	June 30,		AFX	Foreign	BFX	June 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
DNBi	$98.4	$99.7	(1)%	(0.5)%	(1)%	$195.9	$198.9	(2)%	(0.5)%	(1)%
Other Trade Credit	31.9	35.0	(9)%	(1.3)%	(7)%	65.6	72.2	(9)%	(1.1)%	(8)%
Core Americas Trade Credit Revenue	130.3	134.7	(3)%	(0.7)%	(3)%	261.5	271.1	(4)%	(0.7)%	(3)%

Non-Americas:
DNBi	$6.6	$7.2	(8)%	(17.5)%	10%	$12.8	$13.6	(6)%	(14.7)%	9%
Other Trade Credit	37.5	44.3	(15)%	(9.1)%	(6)%	76.7	86.8	(12)%	(8.0)%	(4)%
Core Non-Americas Trade Credit Revenue	44.1	51.5	(14)%	(10.1)%	(4)%	89.5	100.4	(11)%	(8.8)%	(2)%

Total Corporation:
DNBi	$105.0	$106.9	(2)%	(1.6)%	0%	$208.7	$212.5	(2)%	(1.4)%	0%
Other Trade Credit	69.4	79.3	(12)%	(5.6)%	(7)%	142.3	159.0	(10)%	(4.8)%	(6)%
Core Trade Credit Revenue	$174.4	$186.2	(6)%	(3.4)%	(3)%	$351.0	$371.5	(6)%	(2.9)%	(3)%

Total Core Revenue:
Americas:
Direct	$282.3	$271.3	4%	(0.5)%	5%	$543.1	$533.4	2%	(0.5)%	2%
Alliances & Partners	20.6	16.2	27%	(0.7)%	27%	40.7	36.0	13%	(0.5)%	14%
Core Americas Revenue	302.9	287.5	5%	(0.5)%	6%	583.8	569.4	3%	(0.5)%	3%

Non-Americas:
Direct	52.0	56.5	(8)%	(10.9)%	3%	$103.1	$111.5	(8)%	(9.1)%	1%
Alliances & Partners	20.5	24.0	(14)%	(6.6)%	(8)%	44.7	47.2	(5)%	(6.3)%	1%
Core Non-Americas Revenue	72.5	80.5	(10)%	(9.6)%	0%	147.8	158.7	(7)%	(8.3)%	1%

Total Corporation:
Direct	$334.3	$327.8	2%	(2.3)%	4%	$646.2	$644.9	0%	(2.0)%	2%
Alliances & Partners	41.1	40.2	2%	(4.6)%	7%	85.4	83.2	3%	(3.9)%	7%
Core Revenue	$375.4	$368.0	2%	(2.6)%	5%	$731.6	$728.1	0%	(2.2)%	3%

Notes:

		Quarter Ended		Year-To-Date
		June 30,		June 30,

		2015	2014	2015	2014
*	Divested and Other Business:
	Americas:
	Risk Management Solutions	$—	$—	$—	$—
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$—
	Non-Americas:
	Risk Management Solutions	$—	$—	$—	$0.1
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$0.1
	Total Corporation:
	Risk Management Solutions	$—	$—	$—	$0.1
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$0.1

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted

	Quarter Ended			Effects of		Year-to-Date			Effects of
	June 30,		AFX	Foreign	BFX	June 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$130.9	$134.7	(3)%	(0.7)%	(2)%	262.1	271.1	(3)%	(0.7)%	(3)%
Other Enterprise Risk Management	48.1	31.6	52%	(0.9)%	53%	77.3	61.2	26%	(0.7)%	27%
Core Americas Risk Management Solutions	179.0	166.3	8%	(0.7)%	8%	339.4	332.3	2%	(0.7)%	3%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$35.1	$34.0	3%	(0.3)%	3%	66.8	67.5	(1)%	(0.3)%	(1)%
Advanced Marketing Solutions	95.0	87.2	9%	(0.2)%	9%	184.4	169.6	9%	(0.2)%	9%
Core Americas Sales and Marketing Solutions	130.1	121.2	7%	(0.2)%	8%	251.2	237.1	6%	(0.2)%	6%

Core Americas Revenue	309.1	287.5	7%	(0.5)%	8%	590.6	569.4	4%	(0.5)%	4%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	—	N/M	N/M	N/M

Total Americas Revenue	$309.1	$287.5	7%	(0.5)%	8%	$590.6	$569.4	4%	(0.5)%	4%

Non-Americas:
Risk Management Solutions
Trade Credit	$44.1	$51.5	(14)%	(10.1)%	(4)%	$89.5	$100.4	(11)%	(8.8)%	(2)%
Other Enterprise Risk Management	15.1	14.7	2%	(8.2)%	10%	$30.2	$28.9	5%	(7.1)%	12%
Core Non-Americas Risk Management Solutions	59.2	66.2	(11)%	(9.7)%	(1)%	$119.7	$129.3	(7)%	(8.4)%	1%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$4.3	$4.6	(6)%	(3.2)%	(2)%	8.3	9.1	(9)%	(2.9)%	(6)%
Advanced Marketing Solutions	9.0	9.7	(8)%	(11.8)%	4%	19.8	20.3	(3)%	(9.6)%	7%
Core Non-Americas Sales and Marketing Solutions	13.3	14.3	(7)%	(9.0)%	2%	28.1	29.4	(5)%	(7.5)%	3%

Core Non-Americas Revenue	72.5	80.5	(10)%	(9.6)%	0%	147.8	158.7	(7)%	(8.3)%	1%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Non-Americas Revenue	$72.5	$80.5	(10)%	(9.6)%	0%	$147.8	$158.8	(7)%	(8.3)%	1%

Total Corporation:
Risk Management Solutions
Trade Credit	$175.0	$186.2	(6)%	(3.4)%	(3)%	$351.6	$371.5	(5)%	(2.9)%	(2)%
Other Enterprise Risk Management	63.2	46.3	36%	(3.7)%	40%	$107.5	$90.1	19%	(2.9)%	22%
Core Risk Management Solutions	238.2	232.5	2%	(3.4)%	6%	$459.1	$461.6	(1)%	(2.9)%	2%

Sales and Marketing Solutions

Traditional Prospecting Solutions	$39.4	$38.6	2%	(0.7)%	3%	75.1	76.6	(2)%	(0.6)%	(1)%
Advanced Marketing Solutions	104.0	96.9	7%	(1.4)%	9%	204.2	189.9	8%	(1.2)%	9%
Core Sales and Marketing Solutions	143.4	135.5	6%	(1.2)%	7%	279.3	266.5	5%	(1.1)%	6%

Core Revenue	381.6	368.0	4%	(2.6)%	6%	738.4	728.1	1%	(2.2)%	4%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Corporation Revenue	$381.6	$368.0	4%	(2.6)%	6%	$738.4	$728.2	1%	(2.2)%	4%

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted

	Quarter Ended			Effects of		Year-to-Date			Effects of
	June 30,		AFX	Foreign	BFX	June 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
DNBi	$98.5	$99.7	(1)%	(0.5)%	(1)%	$196.0	$198.9	(1)%	(0.5)%	(1)%
Other Trade Credit	32.4	35.0	(7)%	(1.3)%	(6)%	66.1	72.2	(8)%	(1.1)%	(7)%
Core Americas Trade Credit Revenue	130.9	134.7	(3)%	(0.7)%	(2)%	262.1	271.1	(3)%	(0.7)%	(3)%

Non-Americas:
DNBi	$6.6	$7.2	(8)%	(17.5)%	10%	$12.8	$13.6	(6)%	(14.7)%	9%
Other Trade Credit	37.5	44.3	(15)%	(9.1)%	(6)%	76.7	86.8	(12)%	(8.0)%	(4)%
Core Non-Americas Trade Credit Revenue	44.1	51.5	(14)%	(10.1)%	(4)%	89.5	100.4	(11)%	(8.8)%	(2)%

Total Corporation:
DNBi	$105.1	$106.9	(2)%	(1.6)%	0%	$208.8	$212.5	(2)%	(1.4)%	0%
Other Trade Credit	69.9	79.3	(12)%	(5.6)%	(6)%	142.8	159.0	(10)%	(4.8)%	(5)%
Core Trade Credit Revenue	$175.0	$186.2	(6)%	(3.4)%	(3)%	$351.6	$371.5	(5)%	(2.9)%	(2)%

Total Core Revenue:
Americas:
Direct	$288.5	$271.3	6%	(0.5)%	7%	$549.8	$533.4	3%	(0.5)%	4%
Alliances & Partners	20.6	16.2	27%	(0.7)%	28%	40.8	36.0	13%	(0.5)%	14%
Core Americas Revenue	309.1	287.5	7%	(0.5)%	8%	590.6	569.4	4%	(0.5)%	4%

Non-Americas:
Direct	52.0	56.5	(8)%	(10.9)%	3%	$103.1	$111.5	(8)%	(9.1)%	1%
Alliances & Partners	20.5	24.0	(14)%	(6.6)%	(8)%	44.7	47.2	(5)%	(6.3)%	1%
Core Non-Americas Revenue	72.5	80.5	(10)%	(9.6)%	0%	147.8	158.7	(7)%	(8.3)%	1%

Total Corporation:
Direct	$340.5	$327.8	4%	(2.3)%	6%	$652.9	$644.9	1%	(2.0)%	3%
Alliances & Partners	41.1	40.2	2%	(4.6)%	7%	85.5	83.2	3%	(3.9)%	7%
Core Revenue	$381.6	$368.0	4%	(2.6)%	6%	$738.4	$728.1	1%	(2.2)%	4%

Notes:

		Quarter Ended		Year-to-Date
		June 30,		June 30,

		2015	2014	2015	2014
*	Divested and Other Business:
	Americas:
	Risk Management Solutions	$—	$—	$—	$—
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$—
	Non-Americas:
	Risk Management Solutions	$—	$—	$—	$0.1
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$0.1
	Total Corporation:
	Risk Management Solutions	$—	$—	$—	$0.1
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$0.1

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended			Year-to-Date
	June 30,		AFX	June 30,		AFX
			% Change			% Change
Amounts in millions	2015	2014	Fav/(Unfav)	2015	2014	Fav/(Unfav)
Operating Costs (GAAP):
Operating Expenses	$136.4	$124.3	(10)%	$267.4	$246.9	(8)%
Selling and Administrative Expenses	161.9	142.2	(14)%	304.8	281.8	(8)%
Depreciation and Amortization	14.1	13.4	(6)%	26.5	26.8	1%
Restructuring Expense	4.8	5.0	4%	9.6	9.9	3%

Total Operating Costs (GAAP)	$317.2	$284.9	(11)%	$608.3	$565.4	(8)%

Capital Expenditures (GAAP)	$3.2	$1.4	N/M	$4.8	$2.4	N/M

Additions to Computer Software & Other Intangibles (GAAP)	$13.2	$7.0	(86)%	$24.6	$15.9	(54)%

Operating Costs (As Adjusted):
Operating Expenses	$136.4	$124.2	(10)%	$267.4	$246.8	(8)%
Selling and Administrative Expenses	154.8	141.0	(10)%	293.2	280.3	(5)%
Depreciation and Amortization	10.2	13.4	24%	20.9	26.8	22%
Restructuring Expense	—	—	N/M	—	—	N/M

Total Operating Costs (As Adjusted)	$301.4	$278.6	(8)%	$581.5	$553.9	(5)%

	Quarter Ended		Year-to-Date
	June 30,		June 30,

Amounts in millions	2015	2014	2015	2014

Operating Expenses (GAAP):	$136.4	124.3	$267.4	$246.9
None	—	(0.1)	—	(0.1)

Operating Expenses (As Adjusted)	$136.4	124.2	$267.4	$246.8

Selling and Admin (GAAP)	$161.9	$142.2	$304.8	$281.8
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.8)	(1.2)	(1.2)	(1.5)
Acquisition Related Costs	(6.3)	—	(10.4)	—

Selling and Admin (As Adjusted)	$154.8	$141.0	$293.2	$280.3

Depreciation and Amortization (GAAP)	$14.1	$13.4	$26.5	$26.8
Amortization of Acquisition Related Intangibles	(3.9)	—	(5.6)	—

Depreciation and Amortization (As Adjusted)	$10.2	$13.4	$20.9	$26.8

Restructuring (GAAP)	$4.8	$5.0	$9.6	$9.9
Restructuring	(4.8)	(5.0)	(9.6)	(9.9)

Restructuring (As Adjusted)	$—	$—	$—	$—

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended

Amounts in millions	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014

Net Debt Position:
Cash and Cash Equivalents	$137.8	$355.2	$319.4	$310.0	$285.9	$268.3
Short-Term Debt	(300.5)	(300.8)	(301.1)	(0.1)	(0.1)	(0.1)
Long-Term Debt	(1,486.1)	(1,402.7)	(1,352.2)	(1,633.3)	(1,566.8)	(1,513.8)

Net Debt	$(1,648.8)	$(1,348.3)	$(1,333.9)	$(1,323.4)	$(1,281.0)	$(1,245.6)

	Year-to-Date

Amounts in millions	Jun 30, 2015	Jun 30, 2014	% Change Fav/(Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities (GAAP)	$212.4	$216.2	(2)%
Less:
Capital Expenditures (GAAP)	4.8	2.4	N/M
Additions to Computer Software & Other Intangibles (GAAP)	24.6	15.9	(54)%

Free Cash Flow	$183.0	$197.9	(8)%
Legacy Tax Matters (Refund) Payment	—	—	N/M
Free Cash Flow Excluding Legacy Tax Matters	$183.0	$197.9	(8)%

	Year-to-Date

Amounts in millions	Jun 30, 2015	Jun 30, 2014	% Change Fav/(Unfav)

Net Cash Provided By Operating Activities excluding Legacy Tax Matters:
Net Cash Provided By Operating Activities (GAAP)	$212.4	$216.2	(2)%
Legacy Tax Matters (Refund) Payment	—	—	N/M

Net Cash Provided By Operating Activities Excluding Legacy Tax Matters	$212.4	$216.2	(2)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Americas Core Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2015	2014	2015	2014
	Americas Core Revenue (GAAP) (Schedule 1)	$302.9	$287.5	$583.8	$569.4
	Acquisition Related Deferred Revenue Fair Value Adjustment	(6.2)	—	(6.8)	—
	Americas Core Revenue (As Adjusted) (Schedule 2)	$309.1	$287.5	$590.6	$569.4

(2)	The following table reconciles Total Core Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2015	2014	2015	2014
	Total Core Revenue (GAAP) (Schedule 1)	$375.4	$368.0	$731.6	$728.1
	Acquisition Related Deferred Revenue Fair Value Adjustment	(6.2)	—	(6.8)	—
	Total Core Revenue (As Adjusted) (Schedule 2)	$381.6	$368.0	$738.4	$728.1

(3)	The following table reconciles Divested and Other Business included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2015	2014	2015	2014
	Divested and Other Business:
	Ireland Small Corporate Registry Business	$—	$—	$—	$0.1
	Total Divested and Other Business	$—	$—	$—	$0.1

(4)	The following table reconciles Americas Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2015	2014	2015	2014
	Americas Operating Income (GAAP) (Schedule 1)	$67.2	$81.5	$135.1	$161.2
	Acquisition Related Costs	(0.4)	—	(1.2)	—
	Amortization of Acquisition Related Intangibles	(3.9)	—	(5.6)	—
	Acquisition Related Deferred Revenue Fair Value Adjustment	(6.2)	—	(6.8)	—
	Americas Operating Income (As Adjusted) (Schedule 2)	$77.7	$81.5	$148.7	$161.2

(5)	The following table reconciles Non-Americas Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2015	2014	2015	2014
	Non-Americas Operating Income (GAAP) (Schedule 1)	$18.7	$22.4	$40.6	$41.0
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	(0.1)	—	(0.1)
	Non-Americas Operating Income (As Adjusted) (Schedule 2)	$18.7	$22.5	$40.6	$41.1

(6)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2015	2014	2015	2014
	Corporate and Other (GAAP) (Schedule 1)	$(27.7)	$(20.8)	$(52.4)	$(39.4)
	Restructuring Charges	(4.8)	(5.0)	(9.6)	(9.9)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.8)	(1.2)	(1.2)	(1.5)
	Acquisition Related Costs	(5.9)	—	$(9.2)	$—
	Corporate and Other (As Adjusted) (Schedule 2)	$(16.2)	$(14.6)	$(32.4)	$(28.0)

(7)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2015	2014	2015	2014
	Total Operating Income (GAAP) (Schedule 1)	$58.2	$83.1	$123.3	$162.8
	Restructuring Charges	(4.8)	(5.0)	(9.6)	(9.9)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.8)	(1.3)	(1.2)	(1.6)
	Acquisition Related Costs	(6.3)	—	(10.4)	—
	Amortization of Acquisition Related Intangibles	(3.9)	—	(5.6)	—
	Acquisition Related Deferred Revenue Fair Value Adjustment	(6.2)	—	(6.8)	—
	Total Operating Income (As Adjusted) (Schedule 2)	$80.2	$89.4	$156.9	$174.3

(8)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2015	2014	2015	2014
	Other Income (Expense)-Net (GAAP) (Schedule 1)	$(1.5)	$(0.3)	$1.8	$(21.7)
	Effect of Legacy and Other Tax Matters	0.1	0.1	0.1	(21.5)
	Other Income (Expense)-Net (As Adjusted) (Schedule 2)	$(1.6)	$(0.4)	$1.7	$(0.2)

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

Total Pre-Tax Impacts:
(Summarizes the Effects on Operating Income and Other Income (Expense) - Net)
	Quarter Ended		Year-to-Date
	June 30,		June 30,
Amounts in millions	2015	2014	2015	2014
Restructuring Charges	$(4.8)	$(5.0)	$(9.6)	$(9.9)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.8)	(1.3)	(1.2)	(1.6)
Acquisition Related Costs	(6.3)	—	(10.4)	—
Amortization of Acquisition Related Intangibles	(3.9)	—	(5.6)	—
Acquisition Related Deferred Revenue Fair Value Adjustment	(6.2)	—	$(6.8)	$—
Effect of Legacy and Other Tax Matters	0.1	0.1	$0.1	$(21.5)
Total Pre-Tax Impacts	$(21.9)	$(6.2)	$(33.5)	$(33.0)

(9)	The following table reconciles Net Income Attributable to Dun & Bradstreet included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2015	2014	2015	2014

	Net Income Attributable to Dun & Bradstreet (GAAP) (Schedule 1)	$(7.9)	$49.9	$33.1	$135.2

	Restructuring Charges	(3.0)	(3.6)	(6.0)	(7.0)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.5)	(0.9)	(0.8)	(1.1)
	Acquisition Related Costs	(5.6)	—	(8.2)	—
	Amortization of Acquisition Related Intangibles	(2.5)	—	(3.5)	—
	Acquisition Related Deferred Revenue Fair Value Adjustment	(4.1)	—	(4.6)	—
	Effect of Legacy and Other Tax Matters	—	—	—	30.7

	After-Tax Impact	(15.7)	(4.5)	(23.1)	22.6

	Income (Loss) from Discontinued Operations, Net of Income Taxes	(37.5)	2.2	(36.0)	4.8

	Net Income Attributable to Dun & Bradstreet (As Adjusted) (Schedule 2)	$45.3	$52.2	$92.2	$107.8

(10)	The following table reconciles Diluted Earnings Per Share of Common Stock included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		June 30,		June 30,
		2015	2014	2015	2014

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (GAAP) (Schedule 1)	$(0.22)	$1.35	$0.91	$3.62

	Restructuring Charges	(0.09)	(0.10)	(0.16)	(0.19)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.01)	(0.02)	(0.02)	(0.03)
	Acquisition Related Costs	(0.16)	—	(0.22)	—
	Amortization of Acquisition Related Intangibles	(0.07)	—	(0.10)	—
	Acquisition Related Deferred Revenue Fair Value Adjustment	(0.11)	—	(0.13)	—
	Effect of Legacy and Other Tax Matters	—	—	—	0.82
	Discontinued Operations	(1.03)	0.06	(0.99)	0.13

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (As Adjusted) (Schedule 2)	$1.25	$1.41	$2.53	$2.89

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

	Quarter Ended June 30, 2015			Year-to-Date June 30, 2015
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted	GAAP	Related Deferred	As Adjusted
Amounts in millions	(Schedule 3)	Revenue	(Schedule 4)	(Schedule 3)	Revenue	(Schedule 4)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$130.3	$0.6	$130.9	$261.5	$0.6	$262.1
Other Enterprise Risk Management	44.1	4.0	48.1	73.3	4.0	77.3
Core Americas Risk Management Solutions	174.4	4.6	179.0	334.8	4.6	339.4

Sales and Marketing Solutions
Traditional Prospecting Solutions	$34.0	$1.1	$35.1	$65.7	$1.1	66.8
Advanced Marketing Solutions	94.5	0.5	95.0	183.3	1.1	184.4
Core Americas Sales and Marketing Solutions	128.5	1.6	130.1	249.0	2.2	251.2

Core Americas Revenue	302.9	6.2	309.1	583.8	6.8	590.6

Divested and Other Business	—	—	—	—	—	—

Total Americas Revenue	$302.9	$6.2	$309.1	$583.8	$6.8	$590.6

Non-Americas:
Risk Management Solutions
Trade Credit	$44.1	$—	$44.1	$89.5	$—	$89.5
Other Enterprise Risk Management	15.1	—	15.1	30.2	—	30.2
Core Non-Americas Risk Management Solutions	59.2	—	59.2	119.7	—	119.7

Sales and Marketing Solutions
Traditional Prospecting Solutions	$4.3	$—	$4.3	$8.3	$—	$8.3
Advanced Marketing Solutions	9.0	—	9.0	19.8	—	19.8
Core Non-Americas Sales and Marketing Solutions	13.3	—	13.3	28.1	—	28.1

Core Non-Americas Revenue	72.5	—	72.5	147.8	—	147.8

Divested and Other Business	—	—	—	—	—	—
		—
Total Non-Americas Revenue	$72.5	$—	$72.5	$147.8	$—	$147.8

Total Corporation:
Risk Management Solutions
Trade Credit	$174.4	$0.6	$175.0	$351.0	$0.6	$351.6
Other Enterprise Risk Management	59.2	4.0	63.2	103.5	4.0	107.5
Core Risk Management Solutions	233.6	4.6	238.2	454.5	4.6	459.1

Sales and Marketing Solutions
Traditional Prospecting Solutions	$38.3	$1.1	$39.4	$74.0	$1.1	$75.1
Advanced Marketing Solutions	103.5	0.5	104.0	203.1	1.1	204.2
Core Sales and Marketing Solutions	141.8	1.6	143.4	277.1	2.2	279.3

Core Revenue	375.4	6.2	381.6	731.6	6.8	738.4

Divested and Other Business	—	—	—	—	—	—

Total Corporation Revenue	$375.4	$6.2	$381.6	$731.6	$6.8	$738.4

	Quarter Ended June 30, 2015			Year-to-Date June 30, 2015
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted	GAAP	Related Deferred	As Adjusted
Amounts in millions	(Schedule 3)	Revenue	(Schedule 4)	(Schedule 3)	Revenue	(Schedule 4)

Trade Credit Revenue:
Americas:
DNBi	$98.4	$0.1	$98.5	$195.9	$0.1	$196.0
Other Trade Credit	31.9	0.5	32.4	65.6	0.5	66.1
Core Americas Trade Credit Revenue	130.3	0.6	130.9	261.5	0.6	262.1

Non-Americas:
DNBi	$6.6	$—	$6.6	$12.8	$—	$12.8
Other Trade Credit	37.5	—	37.5	76.7	—	76.7
Core Non-Americas Trade Credit Revenue	44.1	—	44.1	89.5	—	89.5

Total Corporation:
DNBi	$105.0	$0.1	$105.1	$208.7	$0.1	$208.8
Other Trade Credit	69.4	0.5	69.9	142.3	0.5	142.8
Core Trade Credit Revenue	$174.4	0.6	$175.0	$351.0	$0.6	$351.6

Total Core Revenue:
Americas:
Direct	$282.3	$6.2	$288.5	$543.1	$6.7	$549.8
Alliances & Partners	20.6	—	20.6	40.7	0.1	40.8
Core Americas Revenue	302.9	6.2	309.1	583.8	6.8	590.6

Non-Americas:
Direct	$52.0	$—	$52.0	$103.1	$—	$103.1
Alliances & Partners	20.5	—	20.5	44.7	—	44.7
Core Non-Americas Revenue	72.5	—	72.5	147.8	—	147.8

Total Corporation:
Direct	$334.3	$6.2	$340.5	$646.2	$6.7	$652.9
Alliances & Partners	41.1	—	41.1	85.4	0.1	85.5
Core Revenue	$375.4	$6.2	$381.6	$731.6	$6.8	$738.4

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

*Total revenue excluding the revenue of divested and shut-down businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition.
*Effective January 1, 2015, in addition to reporting GAAP results, the Company evaluates performance and report on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” results refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our "As Adjusted" basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our "As Adjusted" results exclude the results of Discontinued Operations. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 7
Pre- and Post-Discontinued Operations Reconciliation (unaudited)

	2014					2015

Amounts in millions	Quarter Ended, Mar 31	Quarter Ended, Jun 30	Quarter Ended, Sep 30	Quarter Ended, Dec 31	Full Year Ended, Dec 31	Quarter Ended, Mar 31	Quarter Ended, Jun 30
As Adjusted Revenue:

Pre-Discontinued Operations	381.9	393.0	417.1	489.8	1,681.8	376.8	403.2
Discontinued Operations	(21.7)	(25.0)	(26.2)	(24.4)	(97.3)	(20.0)	(21.6)
Post-Discontinued Operations	$360.2	$368.0	$390.9	$465.4	$1,584.5	$356.8	$381.6
As Adjusted Operating Income:

Pre-Discontinued Operations	87.5	91.3	107.4	161.2	447.4	77.8	80.7
Discontinued Operations	(2.6)	(1.9)	(2.6)	(3.0)	(10.1)	(1.1)	(0.5)
Post-Discontinued Operations	$84.9	$89.4	$104.8	$158.2	$437.3	$76.7	$80.2